ANNUAL
REPORT

                                [GRAPHIC OMITTED]
                                 MARCH 31, 2003


FRANKLIN MULTI-INCOME TRUST

                                 [LOGO OMITTED]
                            FRANKLIN(R) TEMPLETON(R)
                                   INVESTMENTS

                                                    THANK YOU FOR INVESTING WITH
                                                FRANKLIN TEMPLETON. WE ENCOURAGE
                                           OUR INVESTORS TO MAINTAIN A LONG-TERM
                                               PERSPECTIVE AND REMEMBER THAT ALL
                                             SECURITIES MARKETS MOVE BOTH UP AND
                                               DOWN, AS DO FUND SHARE PRICES. WE
                                                APPRECIATE YOUR PAST SUPPORT AND
                                                    LOOK FORWARD TO SERVING YOUR
                                            INVESTMENT NEEDS IN THE YEARS AHEAD.

[PHOTO OMITTED]

CHRISTOPHER J. MOLUMPHY, CFA
SENIOR PORTFOLIO MANAGER
FRANKLIN MULTI-INCOME TRUST


[PHOTO OMITTED]

GLENN I. VOYLES, CFA
PORTFOLIO MANAGER
FRANKLIN MULTI-INCOME TRUST

SHAREHOLDER LETTER

--------------------------------------------------------------------------------
YOUR TRUST'S GOAL: FRANKLIN MULTI-INCOME TRUST SEEKS TO PROVIDE HIGH, CURRENT INCOME CONSISTENT WITH PRESERVATION OF CAPITAL.
--------------------------------------------------------------------------------


Dear Shareholder:

This annual report for Franklin Multi-Income Trust covers the fiscal year ended March 31, 2003. The 12 months under review saw subdued economic recovery, as high energy prices and the onset of war in Iraq partially mitigated the positive impact of low interest rates, a weaker dollar and rapid money supply growth. Historically low mortgage rates prompted record levels of refinancing, enabling many homeowners to take cash out of their homes and helping consumer spending remain a key support of the economy. In stark contrast to individual consumers, most businesses were reluctant to undertake spending projects. Many companies opted to repair stretched balance sheets rather than invest in growth opportunities. Despite the headwinds, the economy appeared to rebound from recessionary levels.

Within this uneven economic environment, we sought attractive investment opportunities. Early in the fiscal year, utility stocks suffered severe weakness due to challenging industry

CONTENTS

Shareholder Letter .........  1

Performance Summary ........  8

Dividend Reinvestment
and Cash Purchase Plan ..... 10

Annual Meeting of
Shareholders ............... 14

Financial Highlights &
Statement of Investments ... 15

Financial Statements ....... 21

Notes to
Financial Statements ....... 25

Independent
Auditors' Report ........... 29

Tax Designation ............ 30

Board Members
and Officers ............... 31





The dollar value, number of shares or principal amount, and complete legal titles of all portfolio holdings are listed in the Trust's Statement of Investments (SOI). The SOI begins on page 16.

fundamentals. Since the Trust had been underweighted in utility stocks, we increased its exposure to a more neutral weighting, as we found valuations extremely attractive on a historical basis. We focused on utilities with large regulated businesses and a history of healthy dividend payments. Although utilities' near-term outlook remains challenging, at recent prices utility stocks should perform well over the long term, in our view. We were also actively involved in the high yield sector. When financial markets rallied from early-October lows, many of the Trust's more aggressive high yield investments performed extremely well. We sold a number of these bonds, including certain cable and wireless communications positions, during the market's strength and redeployed the proceeds into a variety of new investments. In general, market volatility created several situations where we were able to purchase bonds with strong credit profiles at prices we found attractive.

For the year ended March 31, 2003, Franklin Multi-Income Trust's cumulative total return was -19.91% based on the change in net asset value and -23.67% based on the change in market price on the New York Stock Exchange, as shown in the Performance Summary on page 8. The returns comprised strong results from the portfolio's high yield positions, which were offset by continued utility stock weakness.


INDUSTRY DISCUSSIONS
ENERGY
The energy industry continued to enjoy strong business fundamentals as low crude oil and natural gas inventories, cold winter weather and supply disruptions due to the Venezuelan strike forced prices significantly higher. While the higher prices



[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS AS FOLLOWS:
Portfolio Breakdown
Based on Total Market Value
3/31/03
Corporate Bonds                         53.6%
Utilities Stocks                        40.6%
Misc. Equities & Preferred Stocks        4.4%
Foreign Currency Denominated Bonds       0.5%
Convertible Bonds                        0.3%
Cash & Equivalents                       0.6%
can also be partially attributed to the "war premium" related to conflict with Iraq, we believe the industry's outlook should remain attractive following a resolution. Based on our favorable outlook, we identified several unique investment opportunities during the reporting period. We focused on the energy services sector, where we found valuations more attractive. Notable purchases included El Paso Energy Partners, Grant Prideco and Vintage Petroleum. El Paso Energy Partners should benefit from strong fundamentals for natural gas, since the company's pipeline fees are a function of natural gas prices. We anticipate increased demand for Grant Prideco's drill pipes as higher oil and natural gas prices prompt drilling activity to recover from depressed 2002 levels. Exploration and production company Vintage Petroleum offers a combination of solid domestic operations and upside potential from its Argentine operations.

HOMEBUILDING
During the year under review, the homebuilding industry remained strong as 2002 housing starts reached record levels. Historically low mortgage rates combined with healthy income growth to keep housing more affordable. In many parts of the country, monthly mortgage payments are no more than rent payments on apartments. Housing demand also benefited from favorable demographics and population growth. Forward indicators remain positive, with elevated levels of building permits and rising affordability indexes. Public homebuilders, which represent a small but growing percentage of the overall market, have a competitive advantage due to their better access to land and low capital cost. We sought to take advantage of the industry's favorable outlook by initiating a position in D.R. Horton, a diversified national homebuilder with a proven track record.


TOP 10 HOLDINGS
3/31/03

COMPANY               % OF TOTAL
SECTOR/INDUSTRY         MARKET
(SECURITY TYPE)          VALUE
---------------------------------

Dominion Resources Inc.    2.5%
UTILITIES (STOCK)

Exelon Corp.               2.4%
UTILITIES (STOCK)

Southern Co.               2.4%
UTILITIES (STOCK)

Entergy Corp.              2.3%
UTILITIES (STOCK)

FPL Group Inc.             2.2%
UTILITIES (STOCK)

Nortek Inc.                2.0%
PRODUCER MANUFACTURING
(BOND)

Host Marriott LP           2.0%
FINANCE (BOND)

DTE Energy Co.             1.9%
UTILITIES (STOCK)

Alliance Imaging Inc.      1.9%
HEALTH SERVICES (BOND)

Station Casinos Inc.       1.7%
CONSUMER SERVICES (BOND)

DIVIDEND DISTRIBUTIONS
4/1/02-3/31/03

                    DIVIDEND
MONTH               PER SHARE
-----------------------------

April               5.6 cents

May                 5.6 cents

June                5.6 cents

July                5.6 cents

August              5.6 cents

September           5.6 cents

October             5.6 cents

November            5.6 cents

December            3.5 cents

January             3.5 cents

February            3.5 cents

March               3.5 cents

-----------------------------
TOTAL              58.8 CENTS



INDUSTRIALS
Industrials represent a diverse mix of businesses, ranging from construction equipment to business services. Overall, the industrial sector bounced along the economy's cycle trough, with orders and shipments flat. We prefer investing in business niches that expose our shareholders to less commodity risk and are relatively immune to foreign competition. With this in mind, we initiated positions in Cummins, Rexnord and Legrand during the 12 months under review. Cummins is one of the largest independent diesel engine manufacturers. Truck manufacturers that use these engines tend to lead the business cycle. Such companies were one of the first groups to be negatively impacted at the recession's early stages, and we expect they should be among the first to benefit from an improving economy. Rexnord occupies an attractive niche as a producer of bottling and conveyer belt equipment. This equipment suffers a high degree of wear and tear, giving Rexnord high replacement rates for its products. We believe Legrand should be able to generate consistently strong cash flow due to its high profit margins and modest capital requirements.

AUTOMOTIVE
The automotive industry posted strong results in 2002, surprising many industry analysts with its resiliency in the face of a challenging economy. Several factors enabled the industry to perform so well. Aggressive incentives such as zero percent financing helped maintain demand despite general economic headwinds. Solid income growth and favorable demographics also contributed to robust new car sales. Combined with low interest rates, these factors should support, in our opinion, healthy sales levels going forward. In particular, we are optimistic that Ford's recent internal restructuring actions will result in improved credit measures. With this in mind, we took the opportunity to increase our holdings during the period. We also initiated a position in TRW Automotive, one of the automotive

WHAT IS A MERCHANT
POWER PLANT?
A MERCHANT POWER PLANT PRODUCES POWER AS A COMMODITY, SO ITS INCOME STREAM DEPENDS ON THE MARKET PRICE. IN CONTRAST, TRADITIONAL POWER PLANTS GENERALLY RELY ON PREDETERMINED RATES OF RETURN, USUALLY SET BY A REGULATORY BODY, TO GENERATE INCOME.

industry's largest global suppliers of vehicle parts. TRW Automotive should benefit from increased demand for safety features and technological advances in vehicle braking systems.

UTILITIES
Electric utilities exhibited significant share price volatility during the 12 months under review, a trend begun in early 2002. The fluctuations have been largely driven by concerns over the sector's credit fundamentals, as utilities have generally increased their debt over the past several years by spending on opportunities in unregulated businesses such as energy trading and merchant power plants. Although high spending levels have strained balance sheets, investments made outside the regulated franchises have failed to produce meaningful returns thus far. We expect continued volatility for this sector as companies focus on strengthening their balance sheets through equity issuances and reduced capital spending. The current, low interest rate environment seems ideal for those utility companies that maintained their financial discipline. We focused on companies with strong balance sheets and a high percentage of overall earnings coming from regulated operations, such as Ameren, Southern Co. and Energy East. We sought to find companies that are substantially improving their cash flow positions in an effort to strengthen their balance sheets, such as Pinnacle West Capital. Although utilities' overall credit fundamentals remained relatively weak during this challenging period, we think the sector is making strides at improving its financial situation, and valuation opportunities have arisen on several occasions, enabling us to increase the Trust's exposure.

WHAT'S AHEAD
The war in Iraq continues to create uncertainties for the financial markets and the economy. Higher energy costs are a serious issue, as they act as a tax on consumers and businesses. Despite many negative undercurrents facing the economy, we remain cautiously optimistic. Historically low interest rates and strong money growth offer a record amount of economic stimulus. Proposed tax cuts could further support consumer spending. When the Iraq situation is resolved, we believe the economy should be able to return to higher growth rates. However, it is important to note that the Trust is not positioned with rapid economic growth in mind. In fact, a slow growth environment may be preferable, as it could keep companies focused on paying down debt and improving balance sheets -- factors that generally lead to strong performance for high yield bonds. Default rates reached peak levels in 2002 and many major indicators forecast the declining default trend to continue in the remainder of 2003. High yield bond valuations were attractive on a historical basis as measured by the Credit Suisse First Boston (CSFB) High Yield Index. 1 Utility stocks also demonstrated attractive yields during the 12-month period, yielding as much as 125% of the 10-year Treasury's yield, compared with their 90% historical average. 2 Overall, based on attractive valuations and expectations of a gradually improving economy in 2003, we hold a favorable outlook for the Trust.





1. Source: The CSFB High Yield Index is a trader-priced portfolio constructed to mirror the high yield debt market.

2. Source: Standard & Poor's Micropal. The S&P Utilities Index is a market capitalization-weighted index that includes utility stocks in the Standard & Poor's 500 Composite Index. Treasuries, if held to maturity, offer a fixed rate of return and fixed principal value; their interest payments and principal are guaranteed.

We thank you for your continued investment in Franklin Multi-Income Trust and welcome your comments.

Sincerely,

/S/ CHRISTOPHER J. MOLUMPHY, CFA

Christopher J. Molumphy, CFA
Senior Portfolio Manager




/S/ GLENN I. VOYLES, CFA

Glenn I. Voyles, CFA
Portfolio Manager

Franklin Multi-Income Trust



This discussion reflects our analysis, opinions and portfolio holdings as of March 31, 2003, the end of the reporting period. Our strategies and the Trust's portfolio composition will change depending on market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Trust. Statements of fact are from sources considered reliable, but the advisor makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

PERFORMANCE SUMMARY AS OF 3/31/03
DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE TRUST'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF THE TRUST'S OPERATING EXPENSES. ALL TOTAL RETURNS INCLUDE REINVESTED DISTRIBUTIONS ACCORDING TO THE TERMS SPECIFIED IN THE TRUST'S DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN AND DO NOT REFLECT ANY SALES CHARGES PAID AT INCEPTION OR BROKERAGE COMMISSIONS PAID ON SECONDARY MARKET PURCHASES.



PRICE AND DISTRIBUTION INFORMATION


                               CHANGE         3/31/03   3/31/02
---------------------------------------------------------------
Net Asset Value (NAV)          -$2.30          $6.41     $8.71
Market Price (NYSE)            -$2.60          $6.10     $8.70
DISTRIBUTIONS (4/1/02-3/31/03)
Dividend Income                $0.588


PERFORMANCE
                                       1-YEAR  5-YEAR   10-YEAR
---------------------------------------------------------------
Cumulative Total Return 1
 Based on change in NAV               -19.91%  -14.86%  +61.13%
 Based on change in market price -23.67% -11.73% +64.20% Average Annual Total Return 1
 Based on change in NAV               -19.91%   -3.17%   +4.89%
 Based on change in market price      -23.67%   -2.46%   +5.08%
Distribution Rate 2                     6.89%

1. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated.

2. Distribution rate is based on an annualization of the Trust's 3.5 cent per share March dividend and the NYSE closing price of $6.10 on 3/31/03.


Ongoing market volatility can significantly affect short-term performance; more recent returns may differ from those shown. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility, economic instability and political developments of countries where the Trust invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares.

For more current performance, please call Franklin Templeton Investments at 1-800/342-5236.

Past performance does not guarantee future results.

PORTFOLIO OPERATIONS


CHRISTOPHER J. MOLUMPHY

SENIOR PORTFOLIO MANAGER
FRANKLIN ADVISERS, INC.
--------------------------------------------------------------------------------

Christopher Molumphy earned his Bachelor of Arts degree in economics from Stanford University and his master's degree in finance from the University of Chicago. He has been with Franklin Advisers, Inc. since 1988. Mr. Molumphy is a Chartered Financial Analyst and a member of several securities industry associations. He has managed Franklin Multi-Income Trust since 1991.


GLENN I. VOYLES

PORTFOLIO MANAGER
FRANKLIN ADVISERS, INC.
-------------------------------------------------------------------------------

Glenn Voyles is a Chartered Financial Analyst and holds a Bachelor of Arts degree in economics from Stanford University. He joined Franklin Templeton in 1993. He is a member of Security Analysts of San Francisco (SASF) and the Association for Investment Management and Research (AIMR).

DIVIDEND REINVESTMENT
AND CASH PURCHASE PLAN


The Trust's Dividend Reinvestment and Cash Purchase Plan (the "Plan") offers you a prompt and simple way to reinvest dividends and capital gain distributions in shares of the Trust. The Plan also allows you to purchase additional shares of the Trust by making voluntary cash payments. PFPC Inc. (the "Plan Agent"), P.O. Box 9223, Chelsea, MA 02150-9223, acts as your Plan Agent in administering the Plan. The complete Terms and Conditions of the Dividend Reinvestment and Cash Purchase Plan are contained in the Trust's Dividend Reinvestment and Cash Purchase Plan Brochure. A copy of that Brochure may be obtained from the Trust at the address on the back cover of this report.

You are automatically enrolled in the Plan unless you elect to receive dividends or distributions in cash. If you own shares in your own name, you should notify the Plan Agent, in writing, if you wish to receive dividends or distributions in cash.

If the Trust declares a dividend or capital gain distribution, you, as a participant in the Plan, will automatically receive an equivalent amount of shares of the Trust purchased on your behalf by the Plan Agent.

The Plan permits you on a voluntary basis to submit in cash payments of not less than $100 each up to a total of $5,000 per month to purchase additional shares of the Trust. It is entirely up to you whether you wish to buy additional shares with voluntary cash payments, and you do not have to send in the same amount each time if you do. These payments should be made by check or money order payable to PFPC Inc. and sent to PFPC Inc., Attn: Franklin Multi-Income Trust, P.O. Box 9223, Chelsea, MA 02150-9223.

Your cash payment will be aggregated with the payments of other participants and invested on your behalf by the Plan Agent in shares of the Trust which are purchased in the open market.

The Plan Agent will invest cash payments on approximately the 15th of each month in which no dividend or distribution is payable and, during each month in which a dividend or distribution is payable, will invest cash payments beginning on the dividend payment date. UNDER NO CIRCUMSTANCES WILL INTEREST BE PAID ON YOUR FUNDS HELD BY THE PLAN AGENT. Accordingly, you should send any voluntary cash payments which you wish to make shortly before an investment date but in sufficient time to ensure that your payment will reach the Plan Agent not less than 2 business days before an investment date. Payments received less than 2 business days before an investment date will be invested during the next month or, if there are more than 30 days until the next investment date, will be returned to you. You may obtain a refund of any cash payment by written notice, if the Plan Agent receives the written notice not less than 48 hours before an investment date.

There is no direct charge to participants for reinvesting dividends and capital gain distributions, since the Plan Agent's fees are paid by the Trust. However, when shares are purchased in the open market, each participant will pay a pro rata portion of any brokerage commissions incurred. The Plan Agent will deduct a $5.00 service fee from each of your voluntary cash payments.

The automatic reinvestment of dividends and capital gain distributions does not relieve you of any taxes which may be payable on dividends or distributions. In connection with the reinvestment of dividends and capital gain distributions, shareholders generally will be treated as having received a distribution equal to the cash distribution that would have been paid.

The Trust does not issue new shares in connection with the Plan. All investments are in full and fractional shares, carried to three decimal places. If the market price exceeds the net asset value you will receive shares at a price greater than net asset value per share in connection with purchases through the Plan.

You will receive a monthly account statement from the Plan Agent, showing total dividends and capital gain distributions, date of investment, shares acquired and price per share, and total shares of record held by you and by the Plan Agent for you. You are entitled to vote all shares of record, including shares purchased for you by the Plan Agent, and, if you vote by proxy, your proxy will include all such shares.

As long as you participate in the Plan, the Plan Agent will hold the shares it has acquired for you in safekeeping, in its name or in the name of its nominee. This convenience provides added protection against loss, theft or inadvertent destruction of certificates. However, you may request that a certificate representing your Plan shares be issued to you.

You may withdraw from the Plan at any time, without penalty, by notifying the Plan Agent in writing at the address above. If you withdraw from the Plan, you may specify either: (a) that you wish to receive, without charge, stock certificates issued in your name for all full shares; or (b) that you prefer the Plan Agent to sell your shares and send you the proceeds less brokerage commissions and a $5.00 fee. The Plan Agent will convert any fractional shares you hold at the time of your withdrawal to cash at current market price and send you a check for the proceeds.

If you hold shares in your own name, please address all notices, correspondence, questions, or other communications regarding the Plan to the Plan Agent at the address noted above. If your shares are not held in your name, you should contact your brokerage firm, bank, or other nominee for more information and to determine if your nominee will participate in the Plan on your behalf.

The Trust or the Plan Agent may amend or terminate the Plan. You will receive written notice at least 90 days before the effective date of termination or of any amendment. In the case of termination, you will receive written notice at least 90 days before the record date of any dividend or capital gain distribution by the Trust.

FRANKLIN MULTI-INCOME TRUST
MINUTES OF THE ANNUAL
SHAREHOLDERS' MEETING

At an annual Meeting of Shareholders of Franklin Multi-Income Trust (the "Fund") held on September 10, 2002, shareholders approved the following:

1. Regarding the proposal to elect nominees for Trustees:

                              % OF                          % OF      % OF
                               OUT-                          OUT-      OUT-
                             STANDING  % OF                STANDING  STANDING
TRUSTEES        SHARES FOR    SHARES   VOTED     WITHHELD   SHARES    SHARES
-----------------------------------------------------------------------------

Frank H.
 Abbott, III  4,932,264.168  84.203%  98.116%   94,717.648  1.617%    1.884%
Harris J.
 Ashton       4,936,914.168  84.282%  98.208%   90,067.648  1.538%    1.792%
Gordon S.
 Macklin      4,921,441.435  84.018%  97.901%  105,540.381  1.802%    2.099%

FRANKLIN MULTI-INCOME TRUST
Financial Highlights


                                                                           YEAR ENDED MARCH 31,
                                                           --------------------------------------------------
                                                               2003       2002      2001      2000      1999
                                                           --------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .......................    $8.71      $9.80     $8.97  $  10.04  $  11.98
                                                           --------------------------------------------------
Income from investment operations:
 Net investment income ...................................      .51        .63       .66       .71       .76
 Net realized and unrealized gains (losses) ..............    (2.25)     (1.05)      .84      (.84)    (1.70)
                                                           --------------------------------------------------
Total from investment operations .........................    (1.74)      (.42)     1.50      (.13)     (.94)
                                                           --------------------------------------------------
Less distributions from:
 Net investment income ...................................     (.57)      (.67)     (.67)     (.70)     (.77)
 Net realized gains ......................................       --         --        --      (.24)     (.23)
                                                           --------------------------------------------------
Total distributions ......................................     (.57)      (.67)     (.67)     (.94)    (1.00)
                                                           --------------------------------------------------
Net asset value, end of year .............................    $6.40      $8.71     $9.80  $   8.97  $  10.04
                                                           ==================================================

Market value, end of yeara ...............................    $6.10      $8.70     $8.62  $   7.00  $   9.00
                                                           ==================================================

Total return (based on market value per share) ........... (23.67)%      9.23%    33.54%  (12.29)%   (9.58)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ..........................  $37,511    $51,047   $57,412   $52,559   $58,827
Ratios to average net assets:
 Expenses ................................................    4.47%      3.45%     3.23%     3.30%     3.07%
 Net investment income ...................................    7.52%      6.97%     6.88%     7.33%     6.87%
Portfolio turnover rate ..................................   48.45%     18.27%    26.72%    30.42%    24.31%
Total debt outstanding at end of year (000's) ............  $14,000    $16,000   $16,000   $16,000   $16,000
Asset coverage per $1,000 of debt ........................  $ 2,679    $ 3,190   $ 3,588   $ 3,285   $ 3,677
Average amount of notes per share during the year ........    $2.54      $2.73     $2.73     $2.73     $2.73


aBased on the last sale on the New York Stock Exchange.

                       See notes to financial statements.

FRANKLIN MULTI-INCOME TRUST
STATEMENT OF INVESTMENTS, MARCH 31, 2003


                                                                                  SHARES/
                                                                                 WARRANTS           VALUE
---------------------------------------------------------------------------------------------------------
  COMMON STOCKS AND WARRANTS 57.4%
  COMMUNICATIONS 2.0%
  BellSouth Corp. ..............................................................   34,000     $   736,780
 aMcleodUSA Inc., wts., 4/16/07 ................................................    3,884             660
 aMetrocall Holdings Inc. ......................................................      924           1,848
                                                                                              -----------
                                                                                                  739,288
                                                                                              -----------
  CONSUMER SERVICES .1%
  Marriott International Inc., A ...............................................    1,052          33,464
                                                                                              -----------
  ELECTRONIC TECHNOLOGY
 aLoral Orion Network Systems Ltd., wts., 1/15/07 ..............................    1,000              10
 aLoral Space & Communications Ltd., wts., 12/27/06 ............................    4,188             209
                                                                                              -----------
                                                                                                      219
                                                                                              -----------
  RETAIL TRADE
 aStage Stores Inc. ............................................................      275           5,825
                                                                                              -----------
  TRANSPORTATION
 aContinental Airlines Inc., B .................................................      357           1,828
                                                                                              -----------
  UTILITIES 55.3%
  Ameren Corp. .................................................................   20,000         781,000
  American Electric Power Co. Inc. .............................................   33,800         772,330
  Aquila Inc. ..................................................................   40,820          84,906
  Atmos Energy Corp. ...........................................................   35,000         744,100
  CenterPoint Energy Inc. ......................................................   55,400         390,570
  Cinergy Corp. ................................................................   24,500         824,425
  CMS Energy Corp. .............................................................   24,000         105,840
  Dominion Resources Inc. ......................................................   23,400       1,295,658
  DPL Inc. .....................................................................   25,000         311,500
  DTE Energy Co. ...............................................................   25,000         966,250
  Duke Energy Corp. ............................................................   35,900         521,986
  Energy East Corp. ............................................................   30,000         534,000
  Entergy Corp. ................................................................   24,000       1,155,600
  Exelon Corp. .................................................................   24,500       1,235,045
  FirstEnergy Corp. ............................................................   27,500         866,250
  FPL Group Inc. ...............................................................   19,000       1,119,670
  Nicor Inc. ...................................................................   29,000         792,280
  NiSource Inc. ................................................................   19,000         345,800
  NSTAR ........................................................................   15,500         620,310
  ONEOK Inc. ...................................................................   40,200         737,268
  Pepco Holdings Inc. ..........................................................   20,500         356,700
  Pinnacle West Capital Corp. ..................................................   24,000         797,760
  Progress Energy Inc. .........................................................   21,000         822,150
  Public Service Enterprise Group Inc. .........................................   22,000         807,180
  Puget Energy Inc. ............................................................   37,000         788,470
  Questar Corp. ................................................................   12,500         369,625
  SCANA Corp. ..................................................................   12,621         377,620
  Sempra Energy ................................................................   26,000         648,960

FRANKLIN MULTI-INCOME TRUST
STATEMENT OF INVESTMENTS, MARCH 31, 2003 (CONT.)


                                                                                  SHARES/
                                                                                 WARRANTS           VALUE
---------------------------------------------------------------------------------------------------------
  COMMON STOCKS AND WARRANTS (CONT.)
  UTILITIES (CONT.)
  Southern Co. .................................................................   43,000      $1,222,920
  TXU Corp. ....................................................................   20,400         364,140
                                                                                              -----------
                                                                                               20,760,313
                                                                                              -----------
  TOTAL COMMON STOCKS AND WARRANTS (COST $21,486,775) ..........................               21,540,937
                                                                                              -----------
  PREFERRED STOCKS 1.4%
  COMMUNICATIONS
 aMetrocall Holdings Inc., 15.00%, pfd., A .....................................      797           2,391
                                                                                              -----------
  CONSUMER SERVICES 1.4%
  Sinclair Capital, 11.625%, pfd. ..............................................    5,000         531,250
                                                                                              -----------
  TOTAL PREFERRED STOCKS (COST $501,714) .......................................                  533,641
                                                                                              -----------
  CONVERTIBLE PREFERRED STOCKS 2.5%
  COMMUNICATIONS
 aMcleodUSA Inc., 2.50%, cvt. pfd. .............................................    1,753           4,896
                                                                                              -----------
  CONSUMER DURABLES 1.5%
  Ford Motor Co. Capital Trust II, 6.50%, cvt. pfd. ............................   15,300         545,292
                                                                                              -----------
  FINANCE .4%
  Host Marriott Corp., 6.75%, cvt. pfd. ........................................    4,400         146,437
                                                                                              -----------
  UTILITIES .6%
  CMS Energy Trust I, 7.75%, cvt. pfd. .........................................    8,000         227,296
                                                                                              -----------
  TOTAL CONVERTIBLE PREFERRED STOCKS (COST $1,563,539) .........................                  923,921
                                                                                              -----------


                                                                                PRINCIPAL
                                                                                 AMOUNT D
                                                                               -----------
  BONDS 73.7%
  COMMERCIAL SERVICES 3.3%
  Johnsondiversey Inc., senior sub. note, 9.625%, 5/15/12 .................... $  200,000         216,000
 bKey3Media Group Inc., senior sub. note, 11.25%, 6/15/11 ....................  1,000,000          20,000
  Quebecor Media Inc., senior note, 11.125%, 7/15/11 (Canada) ................    500,000         545,000
  William Carter, senior sub. note, 10.875%, 8/15/11 .........................    400,000         447,000
                                                                                              -----------
                                                                                                1,228,000
                                                                                              -----------
  COMMUNICATIONS 6.6%
  Dobson/Sygnet Communications Co., senior note, 12.25%, 12/15/08 ............    500,000         477,500
  Millicom International Cellular SA, senior note, 13.50%, 6/01/06 (Luxembourg) 1,000,000         695,000
  Nextel Communications Inc., senior note, 9.375%, 11/15/09 ..................    500,000         527,500
  US West Communications Inc., 6.875%, 9/15/33 ...............................    500,000         425,000
  Voicestream Wireless Corp., senior note, 10.375%, 11/15/09 .................    312,000         346,320
 bNextlink Communications Inc., senior note, 9.625%, 10/01/07                     500,000           3,125
 bNextlink Communications Inc., senior note, 9.00%, 3/15/08                       500,000           3,125
                                                                                              -----------
                                                                                                2,477,570
                                                                                              -----------

FRANKLIN MULTI-INCOME TRUST
STATEMENT OF INVESTMENTS, MARCH 31, 2003 (CONT.)



                                                                                PRINCIPAL
                                                                                 AMOUNT D          VALUE
---------------------------------------------------------------------------------------------------------
  BONDS (CONT.)
  CONSUMER DURABLES 1.4%
  D.R. Horton Inc., senior note, 8.50%, 4/15/12 .............................. $  500,000       $ 531,250
                                                                                              -----------
  CONSUMER NON-DURABLES 2.8%
  Dimon Inc., senior note, 9.625%, 10/15/11 ..................................    500,000         550,000
  Revlon Consumer Products Corp., senior note, 8.125%, 2/01/06 ...............    500,000         302,500
  Revlon Consumer Products Corp., senior sub. note, 8.625%, 2/01/08 ..........    500,000         217,500
                                                                                              -----------
                                                                                                1,070,000
                                                                                              -----------
  CONSUMER SERVICES 17.9%
 bAdelphia Communications Corp., senior note, 10.875%, 10/01/10 ..............  1,000,000         410,000
  CanWest Media Inc., senior sub. note, 10.625%, 5/15/11 (Canada) ............    500,000         553,750
  Chancellor Media Corp., senior note, 8.00%, 11/01/08 .......................    500,000         566,875
  Charter Communications Holdings LLC, senior disc. note, zero cpn.
   to 4/01/04, 9.92% thereafter, 4/01/11 .....................................  1,000,000         410,000
  Diamond Holdings PLC, senior note, 9.125%, 2/01/08 (United Kingdom) ........    250,000         187,500
  DIRECTV Holdings/Finance, senior note, 144A, 8.375%, 3/15/13 ...............    500,000         553,750
  EchoStar DBS Corp., senior note, 10.375%, 10/01/07 .........................    500,000         552,500
  Hollywood Park, senior sub. note, B, 9.25%, 2/15/07 ........................    700,000         610,750
  Horseshoe Gaming Holding Corp., senior sub. note, 8.625%, 5/15/09 ..........    700,000         742,000
  Host Marriott LP, senior note, 9.50%, 1/15/07 ..............................    500,000         500,625
  Host Marriott LP, senior note, 9.25%, 10/01/07 .............................    500,000         500,000
  Premier Parks Inc., senior disc. note, zero cpn. to 4/01/03, 10.00%
   thereafter, 4/01/08 .......................................................    500,000         489,375
  Station Casinos Inc., senior sub. note, 9.875%, 7/01/10 ....................    800,000         882,000
  Telewest Communications PLC, senior disc. note, zero cpn. to 4/15/04,
   9.25% thereafter, 4/15/09 (United Kingdom) ................................    500,000          85,000
  Yell Finance BV, senior note, 10.75%, 8/01/11 (United Kingdom) .............    600,000         669,000
                                                                                              -----------
                                                                                                7,713,125
                                                                                              -----------
  DISTRIBUTION SERVICES
 bAmeriServe Food Distribution Inc., senior note, 8.875%, 10/15/06 ...........    250,000             125
                                                                                              -----------
  ELECTRONIC TECHNOLOGY 1.1%
  Solectron Corp., senior note, 9.625%, 2/15/09 ..............................    400,000         420,000
                                                                                              -----------
  ENERGY MINERALS 2.2%
  Peabody Energy Corp., senior note, 144A, 6.875%, 3/15/13 ...................    300,000         305,250
  Vintage Petroleum, senior sub. note, 7.875%, 5/15/11 .......................    500,000         507,500
                                                                                              -----------
                                                                                                  812,750
                                                                                              -----------
  HEALTH SERVICES 4.4%
  Alliance Imaging Inc., senior sub. note, 10.375%, 4/15/11 ..................  1,000,000         960,000
 bMagellan Health Services Inc., senior sub. note, 9.00%, 2/15/08 ............  1,000,000         265,000
  Ventas Realty LP/Capital Corp., senior note, 9.00%, 5/01/12 ................    400,000         430,000
                                                                                              -----------
                                                                                                1,655,000
                                                                                              -----------

FRANKLIN MULTI-INCOME TRUST
STATEMENT OF INVESTMENTS, MARCH 31, 2003 (CONT.)




                                                                                PRINCIPAL
                                                                                 AMOUNT D         VALUE
---------------------------------------------------------------------------------------------------------
  BONDS (CONT.)
  INDUSTRIAL SERVICES 7.0%
  Allied Waste North America Inc., senior note, B, 7.875%, 1/01/09 ........... $  500,000       $ 511,875
  El Paso Energy Partners, senior sub. note, 144A, 10.625%, 12/01/12 .........    500,000         555,000
  Grant Prideco Inc., senior note, 9.00%, 12/15/09 ...........................    200,000         214,500
  Universal Compression Inc., senior disc. note, 9.875%, 2/15/08 .............    500,000         527,500
  URS Corp., senior sub. note, 12.25%, 5/01/09 ...............................  1,000,000         815,000
                                                                                              -----------
                                                                                                2,623,875
                                                                                              -----------
  NON-ENERGY MINERALS 3.2%
  Compass Minerals Group, senior sub. note, 10.00%, 8/15/11 ..................    600,000         666,000
  Louisiana Pacific Corp., senior sub. note, 10.875%, 11/15/08 ...............    200,000         221,000
  Steel Dynamics Inc., senior note, 9.50%, 3/15/09 ...........................    300,000         307,500
                                                                                              -----------
                                                                                                1,194,500
                                                                                              -----------
  PROCESS INDUSTRIES 9.2%
  Consolidated Container Co. LLC, senior disc. note, 10.125%, 7/15/09 ........  1,000,000         435,000
  Equistar Chemicals LP, senior note, 10.125%, 9/01/08 .......................    200,000         194,000
  FiberMark Inc., senior note, 10.75%, 4/15/11 ...............................    500,000         487,500
  Graham Packaging Co., senior disc. note, B, 10.75%, 1/15/09 ................    200,000         201,000
  Graham Packaging Co., senior sub. note, B, 8.75%, 1/15/08 ..................    200,000         194,500
  Huntsman ICI Chemicals, senior disc. note, zero cpn., 12/31/09 .............  2,000,000         540,000
  MDP Acquisitions PLC, senior note, 144A, 9.625%, 10/01/12 (Irish Republic) .    300,000         317,625
  OM Group Inc., senior sub. note, 9.25%, 12/15/11 ...........................    200,000         157,000
 bPindo Deli Finance Mauritius Ltd., senior note, 10.25%, 10/01/03 (Indonesia)  1,000,000         200,000
  Riverwood International, senior sub. note, 10.875%, 4/01/08 ................    500,000         516,250
  United Industries Corp., senior sub. note, 144A, 9.875%, 4/01/09 ...........    200,000         209,500
                                                                                              -----------
                                                                                                3,452,375
                                                                                              -----------
  PRODUCER MANUFACTURING 7.0%
  Cummins Inc., senior note, 144A, 9.50%, 12/01/10 ...........................    100,000         103,500
  Hexcel Corp., 144A, 9.875%, 10/01/08 .......................................    100,000         104,750
  Legrand SA, senior note, 144A, 10.50%, 2/15/13 (France) ....................    500,000         532,500
  NMHG Holding Co., 10.00%, 5/15/09 ..........................................    400,000         428,000
  Nortek Inc., senior note, B, 9.125%, 9/01/07 ...............................    750,000         778,125
  Nortek Inc., senior note, B, 8.875%, 8/01/08 ...............................    250,000         260,000
  Rexnord Corp., senior sub. note, 144A, 10.125%, 12/15/12 ...................    100,000         106,750
  TRW Automotive Inc., senior note, 144A, 9.375%, 2/15/13 ....................    200,000         201,000
  TRW Automotive Inc., senior note, 144A, 11.00%, 2/15/13 ....................    100,000         100,250
                                                                                              -----------
                                                                                                2,614,875
                                                                                              -----------
  RETAIL TRADE 1.0%
  Rite Aid Corp., 144A, 6.125%, 12/15/08 .....................................    500,000         395,000
                                                                                              -----------

FRANKLIN MULTI-INCOME TRUST
STATEMENT OF INVESTMENTS, MARCH 31, 2003 (CONT.)


                                                                                PRINCIPAL
                                                                                 AMOUNT D           VALUE
---------------------------------------------------------------------------------------------------------
  BONDS (CONT.)
  UTILITIES 3.9%
  AES Corp., senior note, 9.375%, 9/15/10 .................................... $  400,000    $    338,000
  Calpine Corp., senior note, 8.625%, 8/15/10 ................................  1,000,000         560,000
  Dynegy Inc., senior note, 8.75%, 2/15/12 ...................................    400,000         286,000
  ESCOM, E168, secured note, 11.00%, 6/01/08 (South Africa) ..................  2,175,000 ZAR     278,749
                                                                                             ------------
                                                                                                1,462,749
                                                                                             ------------
  TOTAL BONDS (COST $33,920,538) .............................................                 27,651,194
                                                                                             ------------
  CONVERTIBLE BOND (COST $147,142) .4%
  ELECTRONIC TECHNOLOGY
  Nortel Networks Corp., cvt., senior note, 4.25%, 9/01/08 ...................    200,000         148,000
                                                                                             ------------
  TOTAL LONG TERM INVESTMENTS (COST $57,619,708) .............................                 50,797,693
                                                                                             ------------


                                                                                   SHARES
                                                                                -----------
  SHORT TERM INVESTMENT (COST $293,519) .8%
 cFranklin Institutional Fiduciary Trust Money Market Portfolio ..............    293,519         293,519
                                                                                             ------------
  TOTAL INVESTMENTS (COST $57,913,227) 136.2% ................................                 51,091,212
  OTHER ASSETS, LESS LIABILITIES (36.2)% .....................................                (13,580,549)
                                                                                             ------------
  NET ASSETS 100.0% ..........................................................                $37,510,663
                                                                                             ============

CURRENCY ABBREVIATIONS:
ZAR - South African Rand

aNon-income producing
bSee Note 8 regarding defaulted securities.
cSee Note 7 regarding investments in the Franklin Institutional Fiduciary Trust
 Money Market Portfolio.
dThe principal amount is stated in U.S. dollars unless otherwise indicated.

                       See notes to financial statements.

FRANKLIN MULTI-INCOME TRUST
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2003



Assets:
 Investments in securities:
  Cost ...................................................................................... $57,913,227
                                                                                              ============
  Value .....................................................................................  51,091,212
 Receivables:
  Dividends and interest ....................................................................     801,489
 Note issuance costs (Note 3) ...............................................................      24,481
                                                                                              ------------
      Total assets ..........................................................................  51,917,182
                                                                                              ------------
Liabilities:
 Payables:
  Investment securities purchased ...........................................................      86,094
  Affiliates ................................................................................      35,986
  Note (Note 3) .............................................................................  14,000,000
  Accrued interest (Note 3) .................................................................      39,375
 Distributions to shareholders ..............................................................     205,016
 Other liabilities ..........................................................................      40,048
                                                                                              ------------
      Total liabilities .....................................................................  14,406,519
                                                                                              ------------
       Net assets, at value ................................................................. $37,510,663
                                                                                              ============
Net assets consist of:
 Undistributed net investment income ........................................................  $ (661,039)
 Net unrealized appreciation (depreciation) .................................................  (6,821,290)
 Accumulated net realized gain (loss) .......................................................  (8,790,630)
 Capital shares .............................................................................  53,783,622
                                                                                              ------------
       Net assets, at value ................................................................. $37,510,663
                                                                                              ============
Net asset value per share ($37,510,663 (DIVIDE) 5,857,600 shares outstanding) ...............       $6.40
                                                                                              ============


                       See notes to financial statements.

FRANKLIN MULTI-INCOME TRUST
Financial Statements (CONTINUED)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED MARCH 31, 2003



Investment income:
 Dividends .................................................................................. $ 1,303,421
 Interest ...................................................................................   3,496,355
                                                                                              ------------
      Total investment income ...............................................................   4,799,776
                                                                                              ------------
Expenses:
 Management fees (Note 4) ...................................................................     461,150
 Transfer agent fees ........................................................................      24,628
 Custodian fees .............................................................................         810
 Reports to shareholders ....................................................................      23,569
 Registration and filing fees ...............................................................         625
 Professional fees ..........................................................................      40,842
 Trustees' fees and expenses ................................................................       5,712
 Amortization of note issuance costs (Note 3) ...............................................      22,711
 Note prepayment fee (Note 3) ...............................................................     178,852
 Other ......................................................................................      29,675
                                                                                              ------------
      Expenses before interest expense ......................................................     788,574
      Interest expense (Note 3) .............................................................   1,000,500
                                                                                              ------------
       Total expenses .......................................................................   1,789,074
                                                                                              ------------
        Net investment income ...............................................................   3,010,702
                                                                                              ------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments ...............................................................................  (8,365,882)
  Foreign currency transactions .............................................................       1,324
                                                                                              ------------
      Net realized gain (loss) ..............................................................  (8,364,558)
 Net unrealized appreciation (depreciation) on:
  Investments ...............................................................................  (4,861,612)
  Translation of assets and liabilities denominated in foreign currencies ...................         629
                                                                                              ------------
      Net unrealized appreciation (depreciation) ............................................  (4,860,983)
                                                                                              ------------
Net realized and unrealized gain (loss) .....................................................  (13,225,541)
                                                                                              ------------
Net increase (decrease) in net assets resulting from operations ............................. $(10,214,839)
                                                                                              ============

                       See notes to financial statements.

FRANKLIN MULTI-INCOME TRUST
Financial Statements (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED MARCH 31, 2003 AND 2002


                                                                                     2003         2002
                                                                                 -------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ........................................................ $  3,010,702  $ 3,699,076
  Net realized gain (loss) from investments and foreign currency transactions ..   (8,364,558)      11,744
  Net unrealized appreciation (depreciation) on investments and translation of
   assets and liabilities denominated in foreign currencies ....................   (4,860,983)  (6,139,904)
                                                                                 --------------------------
      Net increase (decrease) in net assets resulting from operations ..........  (10,214,839)  (2,429,084)
 Distributions to shareholders from net investment income ......................   (3,321,259)  (3,936,307)
                                                                                 --------------------------
      Net increase (decrease) in net assets ....................................  (13,536,098)  (6,365,391)
Net assets:
 Beginning of year .............................................................   51,046,761   57,412,152
                                                                                 --------------------------
 End of year ................................................................... $ 37,510,663  $51,046,761
                                                                                 ==========================

Undistributed net investment income included in net assets:
 End of year ................................................................... $   (661,039) $  (398,831)
                                                                                 ==========================


                       See notes to financial statements.

FRANKLIN MULTI-INCOME TRUST
Financial Statements (CONTINUED)

STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED MARCH 31, 2003


Cash flow from operating activities:
 Dividends and interest received ...........................................................  $ 4,657,532
 Operating expenses paid ...................................................................     (598,229)
 Interest expense paid .....................................................................   (1,009,125)
                                                                                              ------------
  Cash provided - operations ...............................................................    3,050,178
                                                                                              ============
Cash flow from investing activities:
 Investment purchases ......................................................................  (47,342,757)
 Investment sales and maturities ...........................................................   49,896,806
                                                                                              ------------
  Cash provided - investments ..............................................................    2,554,049
                                                                                              ============
Cash flow from financing activities:
 Prepayment of Note ........................................................................   (2,178,852)
 Distributions to shareholders .............................................................   (3,444,269)
                                                                                              ------------
  Cash used - financing ....................................................................   (5,623,121)
                                                                                              ============
Net change in cash .........................................................................      (18,894)
Cash at beginning of year ..................................................................       18,894
                                                                                              ------------
Cash at end of year ........................................................................  $        --
                                                                                              ============


RECONCILIATION OF NET INVESTMENT INCOME TO NET CASH PROVIDED BY OPERATIONS
FOR THE YEAR ENDED MARCH 31, 2003

Net investment income ......................................................................  $ 3,010,702
 Amortization income .......................................................................     (484,270)
 Amortization of note issuance costs .......................................................       22,711
 Decrease in dividends and interest receivable .............................................      342,026
 Decrease in other liabilities .............................................................      (19,843)
 Note prepayment fee .......................................................................      178,852
                                                                                              ------------
Cash provided - operations .................................................................  $ 3,050,178
                                                                                              ============

                       See notes to financial statements.

FRANKLIN MULTI-INCOME TRUST
Notes to Financial Statements


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Multi-Income Trust (the Fund) is registered under the Investment Company Act of 1940 as a non-diversified, closed-end investment company. The Fund has two classes of securities: senior fixed-rate notes (the Note) and shares of beneficial interest (the Shares). The Fund seeks high current income. The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

B. SECURITIES PURCHASED ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS

The Fund may purchase securities on a when-issued or delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

C. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollars equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

D. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

FRANKLIN MULTI-INCOME TRUST
Notes to Financial Statements (CONTINUED)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.


2. SHARES OF BENEFICIAL INTEREST

At March 31, 2003, there were an unlimited number of shares authorized ($0.01 par value). During the year ended March 31, 2003, there were no share transactions; all reinvested distributions were satisfied with previously issued shares purchased in the open market.


3. SENIOR FIXED-RATE NOTE

On August 16, 1999, the Fund issued $16 million principal amount of a new class of five-year senior notes (the Note). The Note is a general unsecured obligation of the Fund and ranks senior to Trust shares and all existing or future unsecured indebtedness of the Fund.

The Note bears interest, payable semi-annually, at the rate of 6.75% per year, to maturity on September 15, 2004. The Note was issued in a private placement, and is not available for resale; therefore, no market value can be obtained for the Note.
The Fund is required to maintain on a monthly basis a specified discounted asset value for its portfolio in compliance with guidelines established by Standard & Poor's Corporation, and is required to maintain asset coverage for the Note of at least 300%. The Fund has met these requirements during the year ended March 31, 2003.

The issuance costs of $96,069 incurred by the Fund are deferred and amortized on a straight line basis over the term of the Note.

During the year ended March 31, 2003, the Fund retired $2,000,000 of principal amount of its Note for $2,178,852. The Fund paid a Note Prepayment fee of $178,852 as required by the Note agreement. The Note Prepayment fee is disclosed in the accompanying Statement of Operations.


4. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Fund are also officers or directors of the following entities:

       ENTITY                                            AFFILIATION
       ------------------------------------------------------------------------
       Franklin Advisers, Inc. (Advisers)                Investment manager
       Franklin Templeton Services, LLC (FT Services)    Administrative manager

The Fund pays an investment management fee to Advisers of .85% per year of the average weekly net assets of the Fund excluding the principal amount of the Note.

FRANKLIN MULTI-INCOME TRUST
Notes to Financial Statements (CONTINUED)


4. TRANSACTIONS WITH AFFILIATES (CONT.)



Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.


5. INCOME TAXES

At March 31, 2003, the Fund had tax basis capital losses of $5,262,307 which may be carried over to offset future capital gains. Such losses expire as follows:

        Capital loss carryovers expiring in:
         2008 .............................. $   24,985
         2010 ..............................    150,106
         2011 ..............................  5,087,216
                                             ----------
                                             $5,262,307
                                             ==========

At March 31, 2003, the Fund has deferred capital losses and deferred currency losses occurring subsequent to October 31, 2002 of $3,159,362 and $183, respectively. For tax purposes, such losses will be reflected in the year ending March 31, 2004.

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, and bond discounts and premiums.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions and bond discounts and premiums.

The tax character of distributions paid during the years ended March 31, 2003 and 2002, was as follows:

                                                2003       2002
                                            ---------------------
        Distributions paid from:
         Ordinary income .................. $3,321,259 $3,936,307
         Long-term capital gain ...........         --         --
                                            ---------------------
                                            $3,321,259 $3,936,307
                                            =====================

At March 31, 2003, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long-term capital gains for income tax purposes were as follows:

        Cost of investments ................................ $ 58,456,904
                                                             =============
        Unrealized appreciation ............................ $  4,228,671
        Unrealized depreciation ............................  (11,594,363)
                                                             -------------
        Net unrealized appreciation (depreciation) ......... $ (7,365,692)
                                                             =============

        Undistributed ordinary income ...................... $     28,211
        Undistributed long-term capital gains ..............           --
                                                             -------------
        Distributable earnings ............................. $     28,211
                                                             =============

FRANKLIN MULTI-INCOME TRUST
Notes to Financial Statements (CONTINUED)


6. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended March 31, 2003 aggregated $26,074,722 and $27,575,737, respectively.


7. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management fees paid by the Sweep Money Fund. The Fund earned $18,124 of dividend income from investment in the Sweep Money Fund for the year ended March 31, 2003.


8. CREDIT RISK AND DEFAULTED SECURITIES

The Fund has 55.51% of its portfolio invested in below investment grade and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. At March 31, 2003, the Fund held defaulted securities with a value aggregating $901,375 representing 2.4% of the Fund's net assets. For information as to specific securities, see the accompanying Statement of Investments.

For financial reporting purposes, the Fund discontinues accruing income on defaulted bonds and those bonds for which the income is deemed uncollectible and provides an estimate for losses on interest receivable.


9. OTHER CONSIDERATIONS

Advisers, as the Fund's Manager, may serve as a member of various bondholders' steering committees, on credit committees, or may represent the Fund in certain corporate restructuring negotiations. Currently the Manager serves in one or more of these capacities for Adelphia Communications Corp., Key3Media Group Inc., and Magellan Health Services Inc. As a result of this involvement, Advisers may be in possession of certain material non-public information. If the Fund's Manager, while in possession of such information, seeks to sell any of its holdings in these securities it will comply with all applicable federal securities laws.

FRANKLIN MULTI-INCOME TRUST
Independent Auditors' Report

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS
OF FRANKLIN MULTI-INCOME TRUST

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations, of cash flows, and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Multi-Income Trust (the "Fund") at March 31, 2003, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
April 29, 2003

FRANKLIN MULTI-INCOME TRUST
Tax Designation (unaudited)

Under Section 854(b)(2) of the Internal Revenue Code, the Fund hereby designates 29.16% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended March 31, 2003.

BOARD MEMBERS AND OFFICERS

The name, age and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Each board member will serve until the person's successor is elected and qualified.


INDEPENDENT BOARD MEMBERS                                         NUMBER OF
                                                              PORTFOLIOS IN FUND
                                             LENGTH OF        COMPLEX OVERSEEN
NAME, AGE AND ADDRESS        POSITION        TIME SERVED        BY BOARD MEMBER*     OTHER DIRECTORSHIPS HELD
----------------------------------------------------------------------------------------------------------------------------------
FRANK H. ABBOTT, III (82)    Trustee         Since 1989            107               None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President and Director, Abbott Corporation (an investment company); and
FORMERLY, Director, MotherLode Gold Mines Consolidated (gold mining) (until
1996) and Vacu-Dry Co. (food processing) (until 1996).
----------------------------------------------------------------------------------------------------------------------------------
HARRIS J. ASHTON (70)        Trustee         Since 1989            135               Director, Bar-S Foods (meat packing company).
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and
Chairman of the Board, General Host Corporation (nursery and craft centers)
(until 1998).
----------------------------------------------------------------------------------------------------------------------------------
ROBERT F. CARLSON (75)       Trustee         Since 2000            44                None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President and past President, Board of Administration, California Public
Employees Retirement Systems (CALPERS); and FORMERLY, member and Chairman of the
Board, Sutter Community Hospitals; member, Corporate Board, Blue Shield of
California; and Chief Counsel, California Department of Transportation.
----------------------------------------------------------------------------------------------------------------------------------
S. JOSEPH FORTUNATO (70)     Trustee         Since 1989            136               None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Attorney; and FORMERLY, member of the law firm of Pitney, Hardin, Kipp & Szuch.
----------------------------------------------------------------------------------------------------------------------------------
FRANK W.T. LAHAYE (73)       Trustee         Since 1989            106               Director, The California Center for Land
One Franklin Parkway                                                                 Recycling (redevelopment).
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Partner, Las Olas L.P. (Asset Management); and FORMERLY, Chairman, Peregrine Venture Management Company (venture capital).
----------------------------------------------------------------------------------------------------------------------------------


                                                                  NUMBER OF
                                                              PORTFOLIOS IN FUND
                                             LENGTH OF        COMPLEX OVERSEEN
NAME, AGE AND ADDRESS        POSITION        TIME SERVED        BY BOARD MEMBER*     OTHER DIRECTORSHIPS HELD
----------------------------------------------------------------------------------------------------------------------------------
GORDON S. MACKLIN (74)       Trustee         Since 1992            135               Director, Martek Biosciences Corporation;
One Franklin Parkway                                                                 WorldCom, Inc. (communications services);
San Mateo, CA 94403-1906                                                             MedImmune, Inc. (biotechnology); Over-
                                                                                     stock.com (Internet services); and Spacehab,
                                                                                     Inc. (aerospace services).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company); and FORMERLY, Chairman, White River Corporation
(financial services) (until 1998) and Hambrecht & Quist Group (investment banking) (until 1992); and President, National
Association of Securities Dealers, Inc. (until 1987).
----------------------------------------------------------------------------------------------------------------------------------


INTERESTED BOARD MEMBERS AND OFFICERS                              NUMBER OF
                                                              PORTFOLIOS IN FUND
                                             LENGTH OF        COMPLEX OVERSEEN
NAME, AGE AND ADDRESS        POSITION        TIME SERVED        BY BOARD MEMBER*     OTHER DIRECTORSHIPS HELD
----------------------------------------------------------------------------------------------------------------------------------
**EDWARD B. JAMIESON (54)    Trustee,        Trustee and           8                 None
One Franklin Parkway         President and   President since
San Mateo, CA 94403-1906     Chief Executive 1993 and Chief
                             Officer -       Executive
                             Investment      Officer -
                             Management      Investment
                                             Management
                                             since 2002

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and Portfolio Manager, Franklin Advisers, Inc.; and officer of other subsidiaries of Franklin
Resources, Inc. and of 5 of the investment companies in Franklin Templeton Investments.
----------------------------------------------------------------------------------------------------------------------------------
**CHARLES B. JOHNSON (70)    Trustee and     Trustee since         135               None
One Franklin Parkway         Chairman of     1989 and
San Mateo, CA 94403-1906     the Board       Chairman of
                                             the Board since
                                             1993

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Chief Executive Officer, Member - Office of the Chairman
and Director, Franklin Resources, Inc.; Vice President, Franklin Templeton
Distributors, Inc.; Director, Fiduciary Trust Company International; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.
----------------------------------------------------------------------------------------------------------------------------------
**RUPERT H. JOHNSON, JR. (62)Trustee and     Trustee since         117               None
One Franklin Parkway         Senior Vice     1989 and
San Mateo, CA 94403-1906     President       Senior Vice
                                             President sinc
                                             1992

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director,
Franklin Templeton Distributors, Inc.; Director, Franklin Advisers, Inc. and Franklin Investment Advisory Services, Inc.;
Senior Vice President, Franklin Advisory Services, LLC; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc.; and officer of 48 of the investment companies in Franklin Templeton Investments.
----------------------------------------------------------------------------------------------------------------------------------


                                                                  NUMBER OF
                                                              PORTFOLIOS IN FUND
                                             LENGTH OF         COMPLEX OVERSEEN
NAME, AGE AND ADDRESS        POSITION        TIME SERVED       BY BOARD MEMBER*      OTHER DIRECTORSHIPS HELD
----------------------------------------------------------------------------------------------------------------------------------
HARMON E. BURNS (58)         Vice President  Since 1989            Not Applicable    None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director,
Franklin Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin Investment
Advisory Services, Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of
Franklin Resources, Inc. and of 48 of the investment companies in Franklin Templeton Investments.
----------------------------------------------------------------------------------------------------------------------------------
MARTIN L. FLANAGAN (42)      Vice President  Since 1995            Not Applicable    None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President and Chief Financial Officer, Franklin Resources, Inc.; Senior Vice President and Chief Financial Officer,
Franklin Mutual Advisers, LLC; Executive Vice President, Chief Financial Officer and Director, Templeton Worldwide, Inc.;
Executive Vice President and Chief Operating Officer, Templeton Investment Counsel, LLC; President and Director, Franklin
Advisers, Inc.; Executive Vice President, Franklin Investment Advisory Services, Inc. and Franklin Templeton Investor
Services, LLC; Chief Financial Officer, Franklin Advisory Services, LLC; Chairman, Franklin Templeton Services, LLC; and
officer and/or director of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.
----------------------------------------------------------------------------------------------------------------------------------
JIMMY D. GAMBILL (55)        Senior Vice     Since 2000            Not Applicable    None
500 East Broward Blvd.       President and
Suite 2100                   Chief Executive
Fort Lauderdale, FL          Officer -
33394-3091                   Finance and
                             Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of 50 of the investment companies in Franklin Templeton Investments.
----------------------------------------------------------------------------------------------------------------------------------
DAVID P. GOSS (55)           Vice President  Since 2000            Not Applicable    None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Associate General Counsel, Franklin Resources, Inc.; Officer and director of one of the subsidiaries of Franklin
Resources, Inc.; officer of 50 of the investment companies in Franklin Templeton Investments; and FORMERLY, President,
Chief Executive Officer and Director, Property Resources Equity Trust (until 1999) and Franklin Select Realty Trust
(until 2000).
----------------------------------------------------------------------------------------------------------------------------------


                                                                  NUMBER OF
                                                              PORTFOLIOS IN FUND
                                             LENGTH OF         COMPLEX OVERSEEN
NAME, AGE AND ADDRESS        POSITION        TIME SERVED       BY BOARD MEMBER*      OTHER DIRECTORSHIPS HELD
----------------------------------------------------------------------------------------------------------------------------------
BARBARA J. GREEN (55)        Vice President  Since 2000            Not Applicable    None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President and Deputy General Counsel, Franklin Resources, Inc.; Senior Vice President, Templeton Worldwide, Inc.;
officer of one of the other subsidiaries of Franklin Resources, Inc. and of 50 of the investment companies in Franklin
Templeton Investments; and FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant and Senior
Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and Exchange
Commission (1986-1995); Attorney, Rogers & Wells (until 1986); and Judicial Clerk, U.S. District Court (District of
Massachusetts) (until 1979).
----------------------------------------------------------------------------------------------------------------------------------
GREGORY E. JOHNSON (41)      Vice President  Since 1989            Not Applicable    None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Resources, Inc.; Chairman of the Board and Director, Franklin Templeton Distributors, Inc.;
President, Franklin Agency, Inc.; Vice President and Director, Franklin Advisers, Inc.; Director, Fiduciary Trust Company
International; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.; and officer of two of the investment companies in Franklin Templeton Investments.
----------------------------------------------------------------------------------------------------------------------------------
KIMBERLEY MONASTERIO (39)    Treasurer and   Treasurer since       Not Applicable    None
One Franklin Parkway         Chief Financial 2000 and Chief
San Mateo, CA 94403-1906     Officer         Financial Officer
                                             since 2002

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Templeton Services, LLC; and officer of 49 of the investment companies in Franklin
Templeton Investments.
----------------------------------------------------------------------------------------------------------------------------------
MURRAY L. SIMPSON (65)       Vice President  Since 2002            Not Applicable    None
One Franklin Parkway         and Secretary
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director of some of the subsidiaries of Franklin Resources, Inc.; officer of 50 of the investment companies in Franklin Templeton Investments;
and FORMERLY, Chief Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited (until
2000); and Director, Templeton Asset Management Ltd. (until 1999).
----------------------------------------------------------------------------------------------------------------------------------

*We base the number of portfolios on each separate series of the registered investment companies comprising the Franklin Templeton Investments fund complex.
These portfolios have a common investment adviser or affiliated investment advisers.
**Charles B. Johnson and Rupert H. Johnson, Jr. are considered interested persons of the Trust under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc., which is the parent company of the Trust's adviser and distributor. Edward B. Jamieson is considered an interested person of the Trust under the federal securities laws due to his position as Executive Vice President of Franklin Advisers, Inc., which is the Trust's adviser. Note: Charles B. Johnson and Rupert H. Johnson,
Jr. are brothers and the father and uncle, respectively, of Gregory E. Johnson.


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


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

LITERATURE REQUEST
For a brochure and prospectus, which contain more complete information, including charges and expenses, call Franklin Templeton Investments at 1-800/DIAL BEN(R) (1-800/342-5236). Please read the prospectus carefully before investing or sending money. To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS

GLOBAL GROWTH
Franklin Global Aggressive
 Growth Fund
Franklin Global Growth Fund
Franklin Global Health Care Fund
Mutual Discovery Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller
 Companies Fund
Templeton Global Opportunities Trust
Templeton Global Smaller
 Companies Fund
Templeton Growth Fund
Templeton International (Ex EM) Fund
Templeton World Fund

GLOBAL GROWTH & INCOME
Franklin Global Communications Fund
Mutual European Fund
Templeton Global Bond Fund

GLOBAL INCOME
Franklin Templeton Hard
 Currency Fund

GROWTH
Franklin Aggressive Growth Fund
Franklin Biotechnology
 Discovery Fund
Franklin Blue Chip Fund
Franklin Capital Growth Fund 1
Franklin DynaTech Fund
Franklin Flex Cap Growth Fund 2
Franklin Gold and Precious
 Metals Fund
Franklin Growth Fund
Franklin Large Cap Growth Fund
Franklin Small-Mid Cap
 Growth Fund
Franklin Technology Fund
Franklin U.S. Long-Short Fund 3

GROWTH & INCOME
Franklin Balance Sheet Investment Fund 4
Franklin Convertible
 Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 4
Franklin Natural Resources Fund
Franklin Real Estate
 Securities Fund
Franklin Rising Dividends Fund
Franklin Small Cap Value Fund
Franklin Utilities Fund
Mutual Beacon Fund
Mutual Financial Services Fund
Mutual Qualified Fund
Mutual Shares Fund

FUND ALLOCATOR SERIES
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth
 Target Fund
Franklin Templeton Moderate
 Target Fund

INCOME
Franklin Adjustable U.S. Government Securities Fund 5
Franklin's AGE High Income Fund
Franklin Floating Rate Daily
 Access Fund
Franklin Floating Rate Trust 6
Franklin Short-Intermediate
 U.S. Government Securities Fund 5
Franklin Strategic Income Fund
Franklin Total Return Fund
Franklin U.S. Government
 Securities Fund 5
Franklin Federal Money Fund 5,7
Franklin Money Fund 5,7


TAX-FREE INCOME 8
Double Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free
 Income Fund
Insured Tax-Free Income Fund 9
Tax-Exempt Money Fund 5,7

STATE-SPECIFIC
TAX-FREE INCOME 8
Alabama
Arizona
California 10
Colorado
Connecticut
Florida 10
Georgia
Kentucky
Louisiana
Maryland
Massachusetts 9
Michigan 9
Minnesota 9
Missouri
New Jersey
New York 10
North Carolina
Ohio 9
Oregon
Pennsylvania
Tennessee
Virginia


INSURANCE FUNDS
Franklin Templeton Variable
 Insurance Products Trust 11


1. Formerly Franklin Growth and Income Fund. Effective 5/1/02, the fund's name changed; investment goal and strategy remained the same.
2. Formerly Franklin California Growth Fund. Effective 9/1/02, the fund's name changed and its investment criteria was modified to invest a majority of its net assets in California companies, as opposed to at least 80% of net assets.
3. Upon reaching approximately $350 million in assets, the fund will close to all investors.
4. The fund is only open to existing shareholders as well as select retirement plans.
5. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.
6. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.
7. No assurance exists that the fund's $1.00 per share price will be maintained. It is possible to lose money by investing in the fund.
8. For investors subject to the alternative minimum tax, a small portion of these dividends may be taxable. Distributions of capital gains are generally taxable.
9. Portfolio of insured municipal securities.
10. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and intermediate-term and money market portfolios (CA and NY).
11. The funds of the Franklin Templeton Variable Insurance Products Trust are generally only available as investment options in variable annuity or variable life insurance contracts.

                                                                           12/02

                                 [LOGO OMITTED]
                            FRANKLIN(R) TEMPLETON(R)
                                   INVESTMENTS

One Franklin Parkway
San Mateo, CA  94403-1906



ANNUAL REPORT
FRANKLIN MULTI-INCOME TRUST

INVESTMENT MANAGER
Franklin Advisers, Inc.

TRANSFER AGENT
PFPC Inc.
P.O. Box 43027
Providence, RI 02940-3027

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.


                                 [LOGO OMITTED]
                            Printed on recycled paper
MIT A2003 05/03